UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2012

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan		48033
(Address of principal executive offices)		(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On December 3, 2012, Federal-Mogul Corporation (the “Company”) announced that it has entered into an Investment Agreement with IEH FM Holdings LLC (the “Investor”), its largest stockholder. The terms of the Investment Agreement were negotiated on behalf of the Company by a Special Committee of the Board of Directors comprised entirely of independent directors.

Private Placement

Pursuant to the Investment Agreement, the Investor will purchase 19,108,280 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a price equal to $7.85 per share (the “Private Placement Purchase Price”), for an aggregate purchase price of $150 million (the “Private Placement”). The offer and sale of the shares of common stock under the Investment Agreement are being made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

The Company expects to complete the Private Placement in Q4 2012.

Rights Offering and Backstop Commitment

As soon as practicable after the consummation of the Private Placement, the Company will file a Registration Statement on Form S-3 with the Securities and Exchange Commission, and after such Registration Statement becomes effective, the Company will commence a rights offering of $150 million to its stockholders of record (the “Rights Offering”) pursuant to which it will offer one transferrable subscription right for each share of Common Stock held by such stockholders. Each subscription right will represent the right to purchase the stockholder’s pro rata portion of shares of Common Stock at the subscription price (the “Basic Subscription Privilege”). The subscription price for the rights will be equal to the lower of (i) the Private Placement Purchase Price and (ii) the volume-weighted average price of the Common Stock during the ten trading days immediately preceding the record date for the Rights Offering (the “Subscription Price”). Stockholders who fully exercise their Basic Subscription Privilege will have the right to subscribe for additional shares of Common Stock at the Subscription Price to the extent that other stockholders have not fully exercised their Basic Subscription Privilege (the “Oversubscription Privilege”).

The Investor has agreed to fully exercise its Basic Subscription Privilege but will not participate in any Oversubscription Privilege. In the event that there are insufficient shares of Common Stock available to satisfy all requests under the Oversubscription Privilege, such requests will be honored on a pro rata basis. The Investor has agreed not to exercise a number of rights as may be necessary to satisfy the subscriptions submitted to the Company by such stockholders pursuant to the Oversubscription Privilege, except that, in no event, will the number of rights that the Investor agrees not to exercise cause the aggregate beneficial ownership of Common Stock of the Investor and its affiliates to be less than 80.1% of the outstanding Common Stock (after giving effect to the Private Placement and the Rights Offering).

Additionally, the Investor has agreed to backstop the Rights Offering by purchasing any shares of Common Stock not subscribed for by stockholders in the Rights Offering, up to $150 million (the “Backstop Commitment”). Common Stock purchased under the Backstop Commitment also will be purchased at the Subscription Price.

The Alternative Purchase Commitment

In the event that the Company does not complete the Rights Offering for any reason within 180 days of the date of the Investment Agreement, for a period of 90 days thereafter, the Special Committee of the Board of Directors may cause the Investor to purchase shares of Common Stock having an aggregate value of $150 million (the “Alternative Purchase Commitment”), at a price equal to the volume-weighted average price of the Common Stock during the ten trading days immediately preceding the date of such sale, in an offering exempt from registration under the Securities Act. Any issuance and sale of shares pursuant to the Alternative Purchase Commitment will be subject to the receipt of any stockholder approval required under applicable rules of the NASDAQ Global Select Market.

General

The Investment Agreement contains customary representations, warranties and covenants. The parties also have agreed to indemnify each other for losses arising out of or relating to any inaccuracy in or breach of their respective representations, warranties and covenants contained in the Investment Agreement.

The Investor has agreed that, except as specifically contemplated by the Investment Agreement, it will not, without the prior approval of a Special Committee of the Board of Directors (i) for a period of three years from the date of the completion of the Private Placement, effectuate a short-form merger involving the Company or (ii) through the earlier of (A) 180 days from the date of the completion of the Private Placement (B) the completion of the Rights Offering, acquire, through transactions executed on Nasdaq (subject to limited exceptions) or through any tender offer, any additional shares of Common Stock.

The Investor’s obligations under the Investment Agreement are conditioned on the Company’s completion of the amendment of its Credit Agreement, including obtaining the extension of the maturity date with respect to at least $1.2 billion of the Tranche B debt, as further described below. In addition, the closing of the transactions contemplated by the Investment Agreement is subject to satisfaction or waiver of customary conditions, including compliance with covenants and the accuracy of the representations and warranties provided in the Investment Agreement. The Company also will provide registration rights to the Investor with respect to securities of the Company issued pursuant to the Investment Agreement, and the parties will enter into a tax sharing arrangement.

The foregoing description of the Investment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities

The information in Item 1.01 above is incorporated into this Item 3.02 by reference.

Section 8 – Other Events

Item 8.01 – Other Events.

On December 3, 2012, the Company announced that it is seeking an amendment of its Term Loan and Revolving Credit Agreement, dated as of December 27, 2007 (as amended, the “Credit Agreement”), among the Company, the lenders party thereto, Citicorp USA, Inc., as Administrative Agent, JPMorgan Chase Bank, N.A. (“JPMCB”), as Syndication Agent, and Wachovia Capital Finance Corporation and Wells Fargo Foothill, LLC, as Co-Documentation Agents, to (i) extend the maturity date of its Tranche B term loans to January 2017 and (ii) increase by $150 million the aggregate commitments available under its asset-based revolving loan facility and extend the maturity date of such revolving facility to December 2016 (such actions referred to herein as, the “Refinancing Plan”). The Company expects to complete the Refinancing Plan in Q4 2012.

The press release announcing the Refinancing Plan and the transactions contemplated by the Investment Agreement is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Investment Agreement, by and between Federal-Mogul Corporation and IEH FM Holdings LLC, dated December 2, 2012

99.1	Press Release issued on December 3, 2012

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), including statements relating to the completion of the rights offering. Forward-looking statements give current expectations or forecasts of future events. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “seek” and other words and terms of similar meaning in connection with discussions of future operating or financial performance signify forward-looking statements. The Company also, from time to time, may provide oral or written forward-looking statements in other materials released to the public. Such statements are made in good faith by the Company pursuant to the “Safe Harbor” provisions of the Reform Act.

Any or all forward-looking statements included in this report or in any other public statements may ultimately be incorrect. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance, experience or achievements of the Company to differ materially from any future results, performance, experience or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

All of the forward-looking statements are qualified in their entirety by reference to the factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”) filed on February 28, 2012, as well as the risks and uncertainties discussed elsewhere in the Annual Report and this report. Other factors besides those listed could also materially affect the Company’s business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal-Mogul Corporation
(Registrant)

Date: December 3, 2012	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Investment Agreement, by and between Federal-Mogul Corporation and IEH FM Holdings LLC, dated December 2, 2012

99.1	Press Release issued on December 3, 2012